UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 16, 2021

PHUNWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37862	30-1205798
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7800 Shoal Creek Blvd, Suite 230-S, Austin, Texas	78757
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (512) 693-4199

 Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PHUN	The NASDAQ Capital Market
Warrants to purchase one share of Common Stock	PHUNW	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 16, 2021, Phunware, Inc. (“the Company”) entered into a Sublease Agreement (the “Sublease”) with Bangarang Enterprises, LLC d/b/a Gander Group (“Subtenant”). Pursuant to the terms of the Sublease, the Company will sublease 8,687 square-feet of office space at 16845 Von Karman Avenue Suite 150, Irvine, California from the Company, with the term of the sublease commencing on April 1, 2021 and terminating on March 31, 2025. Pursuant to the Sublease, the Subtenant will pay to the Company base rent in an initial amount of $17,374 per month, which is subject to rent escalations, as well as a portion of the operating expenses and taxes payable.

The foregoing description of the Sublease does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Sublease, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

1.02 Termination of a Material Definitive Agreement.

As previously disclosed on August 14, 2020, the Company entered into an At-The-Market Issuance Sales Agreement (the “Sales Agreement”) with Ascendiant Capital Markets, LLC (“Ascendiant”), as sales agent, pursuant to which the Company could offer and sell, from time to time, through Ascendiant shares of its common stock, par value $0.0001 per share (“Common Stock”).

On March 18, 2021, the Company delivered written notice to Ascendiant that it had elected to terminate the Sales Agreement effective as of March 28, 2021, ten (10) days after delivery of the notice. The Company will not incur any material early termination penalties in connection with the termination of the Sales Agreement.

A copy of the Sales Agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 14, 2020. The description of the Sales Agreement contained in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the copy of the Sales Agreement filed as Exhibit 10.1 to the Current Report on Form 8-K filed on August 14, 2020.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Title
10.1	Office Sublease between the Company and Bangarang Enterprises LLC d/b/a Gander Group dated effective as of March 16, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 19, 2021	Phunware, Inc.

	By:	/s/ Matt Aune
Matt Aune Chief Financial Officer